Exhibit 99.1

AZAZ CAPITAL CORP.

(A Development Stage Company)

FINANCIAL STATEMENTS

30 SEPTEMBER 2010

AZAZ CAPITAL CORP.

(A Development Stage Company)

30 SEPTEMBER 2010

CONTENTS

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1
FINANCIAL STATEMENTS
Balance Sheets	2
Statements of Operations and Comprehensive Loss	3
Statements of Stockholders' Deficit	4
Statements of Cash Flows	5
Notes to the Financial Statements	5 - 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Azaz Capital Corp.

We have audited the accompanying balance sheets of Azaz Capital Corp. (a Development Stage Company) as of 30 September 2010 and 2009 and the related statements of operations and comprehensive loss, stockholders' deficit and cash flows for the years ended 30 September 2010 and 2009 and for period from the date of inception (15 November 2007) to 30 September 2010.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Azaz Capital Corp. (A Development Stage Company) as of 30 September 2010 and 2009, and the results of its operations and comprehensive loss, cash flows and changes in stockholders' deficit for the years ended 30 September 2010 and 2009 and for the period from the date of inception (15 November 2007) to 30 September 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has significant operating losses, is in the development stage with no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations, which raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DNTW Chartered Accountants, LLP

Licensed Public Accountants

Markham, Canada

9 December 2010

AZAZ CAPITAL CORP.

(A Development Stage Company)

BALANCE SHEETS

AS OF 30 SEPTEMBER

(Expressed in United States Dollars)

2010	2009

ASSETS

Current Assets
Cash	$7,951	$4,768
Short term investments	2,333	1,078
Total Assets	$10,284	$5,846

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable	$25,026	$23,718
Advances from shareholder	3,222	445
Total Liabilities	28,248	24,163

Stockholders' Deficit

Common stock; voting, no par value; unlimited; Issued and outstanding 1,000,000	1	1
Additional paid‑in capital	32,092	20,565
Accumulated comprehensive loss	(2,789)	(1,795)
Deficit	(47,268)	(37,088)
Total Stockholders' Deficit	(17,964)	(18,317)
Total Liabilities and Stockholders' Deficit	$10,284	$5,846

The accompanying notes are an integral part of these financial statements.

■

AZAZ CAPITAL CORP.

(A Development Stage Company)

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in United States Dollars)

For the Year Ended 30 September 2010		For the Year Ended 30 September 2009	For the Period from Inception (15 November 2007) to 30 September 2010
REVENUE
Consulting	1,387	268	4,066
Gain on investments	2,150	4,218	13,859
TOTAL REVENUE	3,537	4,486	17,925

EXPENSES
Office and general	11,527	20,490	45,443
Telecommunications	1,899	1,501	5,651
Interest and bank charges	324	173	616
Professional fees	-	11,722	13,350
TOTAL OPERATING EXPENSES	13,750	33,886	65,060
LOSS FROM OPERATIONS	(10,213)	(29,400)	(47,135
Gain (loss) on foreign exchange	33	(221)	(133
NET LOSS	(10,180)	(29,621)	(47,268
Foreign currency translation	(944)	(1,730)	(65
	$ (11,124)	$ (31,351)	(47,333
	$ (0.01)	$ (0.03)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING ‑ BASIC AND DILUTED	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

AZAZ CAPITAL CORP.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

	Common Stock
	Shares	Amount	Additional Paid In Capital	Accumulated Other Comprehensive Loss	Deficit Accumulated During The Development Stage	Total Stockholders' Equity (Deficit)
Issuance of common stock at inception	1,000,000	$1	-	-	-	$1
Contributed services	-	-	10,355	-	-	10,355
Foreign currency translation	-			(65)	-	(65)
Net loss	-	-	-	-	(7,467)	(7,467)
Balance, 30 September 2008	1,000,000	$1	$10,355	$(65)	$(7,467)	$2,824
Contributed services	-	-	10,210	-	-	10,210
Foreign currency translation	-	-	-	(1,730)	-	(1,730)
Net loss	-	-	-	-	(29,621)	(29,621)
Balance, 30 September 2009	1,000,000	$1	$20,565	$(1,795)	$(37,088)	$(18,317)
Contributed services	-	-	11,527	-	-	11,527
Foreign currency translation	‑	‑	-	(994)	‑	(944)
Net loss	-	-	-	-	(10,180)	(10,180)
Balance, 30 September 2010	1,000,000	$1	$32,092	$(2,789)	$(47,268)	$(17,914)

The accompanying notes are an integral part of these financial statements.

AZAZ CAPITAL CORP.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

(Expressed in United States Dollars)

	For the Year Ended 30 September2010	For the Year Ended 30 September 2009	For the Period from Inception (15 November 2007) to 30 September 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(10,180)	$(29,621)	$(47,268)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Contributed services	11,527	10,209	32,092
Unrealized (gain) loss on shares held for trading	(961)	473	-
Changes in operating assets and liabilities:
Accounts payable	1,309	17,829	25,026
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES	1,695	(1,110)	9,850
CASH FLOWS FROM INVESTING ACTIVITIES
Held for trading securities	(1,255)	(1,078)	(2,333)
CASH FLOWS USED IN INVESTING ACTIVITIES	(1,255)	(1,078)	(2,333)
CASH FLOWS FROM FINANCING ACTIVITIES
Advances from (to) shareholder	2,777	(745)	3,222
Issuance of common stock	-	1	1
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,777	(744)	3,223
EFFECT OF FOREIGN CURRENCY TRANSLATION	(34)	208	(2,789)
NET INCREASE (DECREASE) IN CASH	3,183	(2,724)	7,951
CASH, BEGINNING OF PERIOD	4,768	7,492	-
CASH, END OF PERIOD	$7,951	$4,768	$7,951

The accompanying notes are an integral part of these financial statements.

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

1.  NATURE OF OPERATIONS AND ORGANIZATION

Nature of Operations

Azaz Capital Corp. was incorporated in Canada on 15 November 2007 under the name "CGrowth Capital Corp." CGrowth Capital Corp. was renamed "Azaz capital Corp." (the "Company") on 21 September 2010.  The Company is a development stage company whose principal line of business is the investment in readily tradeable securities.  The Company has also earned revenues through a non‑principal line of business involving consulting work.

Organization

In November 2007 the Company issued 1,000 shares to Alex Zukovs, the sole shareholder and President of the Company.  In July 2010, the Company's Board of Directors approved a 1,000 to 1 stock split effective 1 July 2010.  All share and per share amounst used in the Company's financial statements have been restated to reflect the 1000 for 1 stock split. This resulted in 1,000,000 issued and outstanding common shares with the President, Alex Zukovs, holding 100% ownership.  The stock split of July 2010 was resolved by the Board of Directors with the anticipation of future sales of common shares of the Company.

Fiscal Year End

The Company has a fiscal year ending on September 30.

2.         BASIS OF PRESENTATION

The Company has earned limited revenues from limited principal operations and accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Accounting Standards Codification (“ASC”) 915‑10‑05, “Development Stage Entities”.  The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  All losses accumulated, since inception, have been considered as part of the Company’s development stage activities.

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

3.         GOING CONCERN

These financial statements have been prepared assuming the Company will continue on a going‑concern basis. The Company has incurred losses since inception and the ability of the Company to continue as a going concern depends upon its ability to develop profitable operations and to continue to raise adequate financing. Management is actively targeting sources of additional financing to provide continuation of the Company’s operations. In order for the Company to meet its liabilities as they come due and to continue its operations, the Company is solely dependent upon its ability to generate such financing.

            There can be no assurance that the Company will be able to continue to raise funds, in which case the Company may be unable to meet its obligations. Should the Company be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts recorded in these financial statements.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

	2010	2009

Working capital deficiency	$(17,964)	$(18,317)

4.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America.  Presented below are those policies considered particularly significant:

Cash and Cash Equivalents

Cash and cash equivalents consist of commercial accounts and interest‑bearing bank deposits and are carried at cost, which approximates current value. Items are considered to be cash equivalents if the original maturity is three months or less.

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

4.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

The Company's financial instruments consist of cash, short‑term investments, accounts payable and accrued liabilities, and advances from shareholder.  Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.  The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Securities Held for Trading

The Company's securities held for trading consist of trading security as defined by ASC 320‑10‑30 Investments ‑ Debt and Equity Securities.   In accordance with the provisions of ASC 320‑10‑30, trading securities are recorded at quoted market prices to determine fair value with the unrealized gains recorded in earnings.

Foreign Translation Adjustment

The accounts of the Company were translated into United States dollars in accordance with the provisions of ASC 830‑10, Foreign Currency Translation.  In accordance with the provisions of ASC 830‑10, transaction gains and losses on these assets and liabilities are included in the determination of income for the relevant periods.  Adjustments resulting from the translation of the financial statements from their functional currencies to United States dollars are accumulated as a separate component of accumulated other comprehensive income and have not been included in the determination of income for the relevant periods.

Income Taxes

The Company accounts for income taxes pursuant to ASC 740‑10, Accounting for Income Taxes.  Deferred tax assets and liabilities are recorded for differences between the financial statements and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known. Any estimates during the period have had an immaterial effect on earnings.

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

4.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings or Loss Per Share

The Company accounts for earnings per share pursuant to ASC 260‑10 Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding for the year.  Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

There were no dilutive financial instruments for the year ended 30 September 2010 and 2009 or for the period from inception (15 November 2007) to 30 September 2010.

Comprehensive Income

The Company adopted ASC 220‑10, Comprehensive Income. ASC 220‑10 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements.  Comprehensive income is presented in the statements of changes in stockholders' equity, and consists of net loss and unrealised gains (losses) on available for sale marketable securities;  foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with ASC 715‑10.  ASC‑210‑10 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations.

Concentration of Credit Risk

ASC 825‑10‑50, Financial Instruments Disclosure, requires disclosure of any significant off‑balance‑sheet risk and credit risk concentration.  The Company does not have significant off‑balance‑sheet risk or credit concentration.  The Company maintains cash with major financial institutions.  From time to time, the Company may have funds on deposit with commercial banks that exceed federally insured limits.  Management does not consider this to be a significant risk.

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

4.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Statement No. 168, The FASB Accounting Standards Codification and The Hierarchy of Generally Accepted Accounting Principles. The Codification became the source of authoritative generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non‑SEC accounting and reporting standards. All other nongrandfathered non‑SEC accounting literature not included in the Codification is nonauthoritative. GAAP is not intended to be changed as a result of this statement, but will change the way the guidance is organized and presented. The Company has implemented the Codification in the financial statements by providing references to the Accounting Standards Codification (“ASC”) topics.

ASC 820‑10, Fair Value Measurements and Disclosures, is used for financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. ASC 820‑10 clarifies the definition of fair value and the methods used to measure fair value and expands disclosures about fair value measurements. The adoption of ASC 820‑10 did not have a material impact on the Company’s financial statements.

ASC 855‑10, Subsequent Events. ASC 855‑10 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of ASC 855‑10 did not have a material impact on the Company’s financial statements.

In December 2007, the FASB issued ASC 805, Business Combinations. ASC 805 generally requires an acquirer to recognize the identifiable assets acquired, liabilities assumed, contingent purchase consideration and any noncontrolling interest in the acquiree at fair value on the date of acquisition. It also requires an acquirer to recognize as expense most transaction and restructuring costs as incurred, rather than include such items in the cost of the acquired entity. For the Company, ASC 805 will apply prospectively to business combinations for which the acquisition date is on or after October 1, 2010. The Company will evaluate the impact of ASC 805 on any potential future business combinations that may occur on or after the effective date.

5.         ADVANCES FROM SHAREHOLDER

The advances from shareholder were from the sole director and shareholder, Alex Zukovs.  The amount as at 30 September 2010 of $3,222 (2009 ‑ $445) is non‑interest bearing, unsecured and is due on demand.  The carrying value of the advances approximates the market value due to the short‑term maturity of the financial instruments.

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)

6.         CAPITAL STOCK

In November 2007 the Company issued 1,000 common shares for cash at $0.001 per share.

In July 2009, the Company's Board of Directors approved a 1000:1 stock split. The stock split was effective on 1 July 2009.  All share and per share amounts used in the Company's financial statements have been restated to relect the 1000 to 1 stock split.

7. SUPPLEMENTAL CASH FLOW INFORMATION

During the years ended 30 September 2010 and  2009 and for the period from inception (15 November 2007) to 30 September 2010 contributed services, consisting of the sole shareholder's time in the Company, were provided in the amount of $11,527, $10,210 and $32,092 respectively.

During the years ended 30 September 2010 and  2009 and for the period from inception (15 November 2007) to 30 September 2010 no interest or taxes were paid.

8. INCOME TAXES

As at 30 September 2010, there were no differences between financial reporting and tax bases of assets and liabilities. The Company has tax losses available to be applied against future years' income as a result of the losses incurred. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carry forward will not be realized through the reduction of future income tax payments. Accordingly a 100% valuation allowance has been recorded for deferred income tax assets.

The components of deferred income taxes have been determined at the combined Canadian federal and provincial statutory rate of 33.12% (2009 ‑ 33.12%) as follows:

	2010	2009

Deferred income tax assets:
Income tax losses available for carryforward	$17,436	$14,065
Valuation allowance	(17,436)	(14,065)
Deferred income taxes	$-	$-

The Company has incurred deferred losses available for tax purposes of $52,646 (2009 ‑ $42,466).

9. SUBSEQUENT EVENTS

Events that have occurred subsequent to 30 September 2010 have been evaluated through the date of this audit report. There have been no subsequent events that occurred during such period that would require disclosure in these financial statements or would be required to be recognized in the financial statements as of or for the year ended 30 September 2010.

11

AZAZ CAPITAL CORP.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM THE DATE OF INCEPTION (15 NOVEMBER 2007) TO 30 SEPTEMBER 2010

(Expressed in United States Dollars)